UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 7, 2017

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

This Current Report on Form 8-K updates Items 7 and 8 of the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K”) of Condor Hospitality Trust, Inc, (the “Company”) to reflect, for all periods presented in the Form 10-K to give effect to the reverse stock split of its common stock at a ratio of 1-for-6.5 effected by the Company on March 15, 2017. The common stock began trading on a split-adjusted basis on March 16, 2017. The Company has not updated matters in the Form 10-K except to the extent expressly provided above. The Company’s updated management’s discussion and analysis of financial condition and results of operations is filed herewith as Exhibit 99.1 and incorporated herewith by reference. The Company’s consolidated financial statements for the years presented in the Form 10-K, updated for the reverse stock-split, is filed herewith as Exhibit 99.2 and incorporated herein by this reference.

Additionally, Audited Financial Statements of VHRMR Tall, LLC for the years ended December 31, 2016 and 2015, Audited Financial Statements of EASTVHR HS Round Rock, LLC for the years ended December 31, 2016 and 2015, Audited Financial Statements of CVH Lexington, LLC for the years ended December 31, 2016 and 2015, and Audited Financial Statements of CVH Southaven, LLC for the years ended December 31, 2016 and 2015, are filed herein respectively as Exhibits 99.3, 99.4, 99.5 and 99.6.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1	Consent of KPMG LLP

Exhibit 23.2	Consent of Panell Kerr Forster of Texas, P.C.

Exhibit 99.1	Management’s Discussion and Analysis

Exhibit 99.2	Audited Consolidated Financial Statements of the Company for the years ended December 31, 2016, 2015, and 2014

Exhibit 99.3	Audited Financial Statements of VHRMR Tall, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.4	Audited Financial Statements of EASTVHR HS Round Rock, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.5	Audited Financial Statements of CVH Lexington, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.6	Audited Financial Statements of CVH Southaven, LLC for the years ended December 31, 2016 and 2015

Exhibit 101	The following financial statement materials from the Condor Hospitality Trust, Inc.’s Current Report on Form 8-K for the year ended December 31, 2016, formatted in XBRL (eXtensible Business Reporting Language): (i) the consolidated balance sheets, (ii) the consolidated statements of operations, (iii) the consolidated statements of equity, (iv) the consolidated statements of cash flows, and (v) notes to consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: September 7, 2017	By:	/s/ Arinn Cavey
	Name:	Arinn Cavey
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 23.1	Consent of KPMG LLP

Exhibit 23.2	Consent of Panell Kerr Forster of Texas, P.C.

Exhibit 99.1	Management’s Discussion and Analysis

Exhibit 99.2	Audited Consolidated Financial Statement of the Company for the years ended December 31, 2016, 2015, and 2014

Exhibit 99.3	Audited Financial Statements of VHRMR Tall, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.4	Audited Financial Statements of EASTVHR HS Round Rock, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.5	Audited Financial Statements of CVH Lexington, LLC for the years ended December 31, 2016 and 2015

Exhibit 99.6	Audited Financial Statements of CVH Southaven, LLC for the years ended December 31, 2016 and 2015

Exhibit 101	The following financial statement materials from the Condor Hospitality Trust, Inc.’s Current Report on Form 8-K for the year ended December 31, 2016, formatted in XBRL (eXtensible Business Reporting Language): (i) the consolidated balance sheets, (ii) the consolidated statements of operations, (iii) the consolidated statements of equity, (iv) the consolidated statements of cash flows, and (v) notes to consolidated financial statements.